Exhibit 10.1

Execution Version

LIMITED WAIVER, BORROWING BASE REDETERMINATION AGREEMENT, AND AMENDMENT NO. 7 TO CREDIT AGREEMENT

THIS LIMITED WAIVER, BORROWING BASE REDETERMINATION AGREEMENT, AND AMENDMENT NO. 7 TO CREDIT AGREEMENT (this “Agreement”) is entered into effective as of January 4, 2018 (the “Waiver Effective Date”), among LONESTAR RESOURCES AMERICA INC., a Delaware corporation (“Borrower”), the Guarantors party hereto, CITIBANK, N.A., a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing bank (in such capacity, the “Issuing Bank”), and the other financial institutions executing this Agreement.

R E C I T A L S

A.                                    The Borrower, the financial institutions party thereto from time to time (the “Lenders”), the Issuing Bank, and Administrative Agent are parties to that certain Credit Agreement dated as of July 28, 2015, as amended or otherwise modified by a Limited Consent and Waiver dated as of October 7, 2015, a First Amendment to Credit Agreement dated as of April 29, 2016, a Second Amendment to Credit Agreement dated as of May 19, 2016, a Third Amendment to Credit Agreement dated as of July 22, 2016, a Fourth Amendment to Credit Agreement dated as of November 23, 2016, a Fifth Amendment to Credit Agreement and Limited Waiver dated as of December 29, 2016, and a Sixth Amendment and Joinder to Credit Agreement dated as of June 15, 2017 (as so amended or otherwise modified and as may be further amended or otherwise modified from time to time, including, without limitation, by this Agreement, the “Credit Agreement”).

B.                                    The Borrower has advised the Administrative Agent that it is proposing to issue those certain “11.250% Senior Notes due 2023” pursuant to that certain indenture dated as of January 4, 2018 (the “11.250% Notes”), and that the proceeds of the 11.250% Notes will be used (a) to repay the Existing 8.750% Notes and (b) to prepay a portion of the outstanding principal amount of the Loans.

C.                                    The Borrower has requested that the Administrative Agent, the Issuing Bank, and the Lenders waive the automatic reduction to the Borrowing Base that would otherwise occur in connection with the incurrence of the 11.250% Notes pursuant to Section 2.07(e)(iii) of the Credit Agreement (the “BB Requirement”).

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Same Terms.

(a)                                 All terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides.  In addition, (i) all references in the Loan Documents to the “Agreement” shall mean the Credit Agreement as the same shall hereafter be amended or otherwise modified from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents as the same shall hereafter be amended or otherwise modified from time to time.

(b)                                 Section 1.04 of the Credit Agreement is hereby incorporated herein mutatis mutandis.

2.                                      Redetermination of the Borrowing Base.

(a)                                 Subject to the terms of this Agreement, as of the Waiver Effective Date, the Borrowing Base shall be $160,000,000, and such Borrowing Base shall remain in effect at such amount until the Borrowing Base is redetermined or adjusted in accordance with the Credit Agreement.

(b)                                 The parties hereto hereby acknowledge and agree that the Borrowing Base established pursuant to this Section 2 shall constitute the Scheduled Redetermination of the Borrowing Base effective as of November 1, 2017, under Section 2.07 of the Credit Agreement. The Administrative Agent, the Issuing Bank, the Lenders, and the Borrower hereby waive any required notices, notice periods, and timing requirements under the Credit Agreement (both before and after giving effect to this Agreement) in connection with the redetermination of the Borrowing Base under the Credit Agreement as set forth in this Agreement.

3.                                      Limited Waiver.  Subject to the terms of this Agreement and in reliance on the representations, warranties, covenants and agreements contained in this Agreement, (a) notwithstanding the  requirements of Section 2.07(e)(iii) of the Credit Agreement, as of the Waiver Effective Date, the Administrative Agent, the Issuing Bank, and the Lenders hereby waive the BB Requirement and hereby agree and acknowledge that the incurrence of the 11.250% Notes shall not cause the Borrowing Base to be reduced pursuant to Section 2.07(e)(iii) of the Credit Agreement and (b) the Administrative Agent, the Issuing Bank, and the Lenders hereby waive any Default or Event of Default arising under Section 10.01(c) and (d) of the Credit Agreement as a result of the Borrower’s failure to timely join Lonestar BR Disposal LLC, a Texas limited liability company (“Disposal”) and La Salle Eagle Ford Gathering Line LLC, a Texas limited liability company (“La Salle”) as Guarantors pursuant to Section 8.14 of the Credit Agreement.  The waivers set forth in this Section 3 are limited and do not relate to any other covenant or provision of the Credit Agreement or any other Loan Document.

4.                                      Exiting Lender; Reallocation of Commitments.

(a)                                 Each party hereto hereby agrees and confirms that after giving effect to this Agreement the Commitment of BOKF, NA dba Bank of Texas (the “Exiting Lender”) shall be $0, its commitments to lend and all obligations under the Credit Agreement shall be terminated, and the Exiting Lender shall cease to be a Lender for all purposes under the Loan Documents (other than in respect of any terms and conditions of the Credit Agreement (including, without limitation, Section 12.03 of the Credit Agreement), which by their terms survive any cancellation of commitments, repayment in full of any obligations or the termination of any existing Loan Document).

(b)                                 On the Waiver Effective Date, each of the Lenders (including the Exiting Lender) under the Credit Agreement hereby sells, assigns, transfers and conveys to the Lenders hereunder (excluding the Exiting Lender), and each of the Lenders (excluding the Exiting Lender) hereby purchases and accepts so much of the aggregate Commitments under, and Loans and participations in Letters of Credit outstanding under, the Credit Agreement such that, immediately after giving effect to this Agreement, including the amendment to the Credit Agreement set forth in Section 5 hereof, the relevant Commitments of each Lender (excluding the Exiting Lender) shall be as set forth on Annex I hereto (it being understood that (i) if any Letters of Credit are outstanding under the Credit Agreement as of the Waiver Effective Date, then each of the Lenders (excluding the Exiting Lender) shall have purchased and accepted from such other Lenders (including the Exiting Lender), a participation in such outstanding Letters of Credit based on its respective Applicable

Percentage as reflected on Annex I hereto and (ii) any other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender (excluding the Exiting Lender) equals its Applicable Percentage (after giving effect to this Agreement) of the aggregate Revolving Credit Exposure of all Lenders (excluding the Exiting Lender).  The foregoing assignments, transfers and conveyances are without recourse to any Lender (including the Exiting Lender) and without any warranties whatsoever by the Administrative Agent or any Lender (including the Exiting Lender) as to title, enforceability, collectability, documentation or freedom from liens or encumbrances, in whole or in part, other than that the warranty of any such Lender (including the Exiting Lender) that it has not previously sold, transferred, conveyed or encumbered such interests.

5.                                      Amendment to Annex I of the Credit Agreement.  Annex I (List of Maximum Credit Amounts) to the Credit Agreement is hereby deleted and replaced with Annex I hereto.

6.                                      Conditions Precedent.  The obligations and agreements of the Lenders as set forth in this Agreement are subject to the satisfaction (in the reasonable opinion of the Administrative Agent), unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Agreement shall be deemed to be effective as of the Waiver Effective Date):

(a)                                 Agreement.  The Administrative Agent shall have received executed counterparts of this Agreement from each of the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, the Lenders, and the Exiting Lender.

(b)                                 Senior Note Documents.  The Administrative Agent shall have received copies, certified by a Responsible Officer as true and complete, of each Permitted Senior Debt Document related to the 11.250% Notes as required by Section 8.01(r) of the Credit Agreement.

(c)                                  Prepayment.  Substantially contemporaneously with the issuance of the 11.250% Notes, the Borrower shall have prepaid a portion of the outstanding principal amount of the Loans in an amount not to be less than $80,000,000.

(d)                                 Discharge of Notes.  Substantially contemporaneously with the issuance of the 11.250% Notes, the Existing 8.750% Notes shall have been satisfied and discharged pursuant to the terms of the indenture dated as of April 4, 2014, governing the Existing 8.750% Notes.

(e)                                  Joinder of Subsidiaries.  The Administrative Agent shall have received (i) joinder agreements, each duly executed by Disposal, La Salle, and the Administrative Agent, in substantially the form attached as (A) Exhibit A to the Security Agreement dated as of July 28, 2015 (as amended or otherwise modified from time to time), by each of the Subsidiaries and Affiliates of the Borrower party thereto from time to time in favor of the Administrative Agent and (B) Exhibit A to the Unconditional Guaranty dated as of July 28, 2015 (as amended or otherwise modified from time to time), by each of the Subsidiaries and Affiliates of the Borrower party thereto from time to time in favor of the Administrative Agent, (ii) UCC financing statements in form and substance reasonably satisfactory to the Administrative Agent listing each of Disposal and La Salle as the debtor and the Administrative Agent as the secured party, and (iii) such other Security Instruments, documents, certificates, and instruments required to be delivered by a new Subsidiary under the Loan Documents.

(f)                                   Fees and Expenses.  The Administrative Agent shall have received payment of all fees and expenses due to the Arranger and the Administrative Agent, in each case, in connection with this Agreement and the Credit Agreement and, in the case of expenses and legal fees, to the extent invoiced in reasonable detail at least two (2) Business Days prior to the Waiver Effective Date (except as otherwise reasonably agreed by the Borrower) and required to be paid on the Waiver Effective Date.

(g)                                  Representations and Warranties.  On and as of the Waiver Effective Date, after giving effect to this Agreement and the transactions contemplated hereby, the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (without duplication of materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Waiver Effective Date, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date.

(h)                                 Repayment of Exiting Lender.  The Exiting Lender shall have been paid (or will be paid substantially concurrent with the closing of this Agreement) an amount equal to the outstanding principal of such Exiting Lender’s Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to the Exiting Lender under the Credit Agreement; provided, however, that the Exiting Lender hereby waives any right to receive any payments under Section 5.02 of the Credit Agreement as a result of such payments.

7.                                      Certain Representations.  Borrower represents and warrants that, as of the Waiver Effective Date:  (a) Borrower has full power and authority to execute this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by Borrower of this Agreement.  In addition, Borrower represents that after giving effect to this Agreement and the transactions contemplated hereby all representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (without duplication of materiality) on and as of the Waiver Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Waiver Effective Date, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date.

8.                                      Reaffirmation of Security Documents.  Each Loan Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Instrument to which it is a party, and agrees that each such Security Instrument will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Instruments are valid, enforceable and subsisting and create a security interest to secure the Obligations.

9.                                      Reaffirmation of the Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations, as such Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty Agreement, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

10.                               No Further Amendments.  Except as previously amended in writing or as modified hereby, the Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

11.                               Acknowledgments and Agreements.  Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower (a) waives any defense, offset, counterclaim or recoupment with respect thereto and (b) releases and discharges Administrative Agent and Lenders and their officers, directors, employees, agents, shareholders, affiliates and attorneys (the “Released Parties”) from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or other demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which Borrower ever had, now has or claims to have or may have against any Released Party arising prior to the Waiver Effective Date and from or in connection with the Loan Documents or the transactions contemplated thereby, except those resulting from the gross negligence or willful misconduct of the Released Party, as determined by final non-appealable order of a court of competent jurisdiction.  Borrower, Administrative Agent, Issuing Bank, and each Lender do hereby adopt, ratify and confirm the Credit Agreement and acknowledge and agree that the Credit Agreement is and remains in full force and effect.  Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement and under the other Loan Documents, are not impaired in any respect by this Agreement.  Any breach of any representations, warranties and covenants under this Agreement shall be an Event of Default under the Credit Agreement (subject to applicable notice and cure periods as set forth in the Credit Agreement).

12.                               Limitation on Agreements.  The waivers set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Credit Agreement or any of the Loan Documents, other than as specifically set forth herein, or (b) to prejudice any right or rights that Administrative Agent now has or may have in the future under or in connection with the Credit Agreement and the other Loan Documents or any of the other documents referred to herein or therein.  This Agreement shall constitute a Loan Document for all purposes.

13.                               Counterparts.  This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument.  In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.

14.                               Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

15.                               Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Governmental Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

16.                               Incorporation of Certain Provisions by Reference.  THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS. The other provisions of Section 12.09 of the Credit Agreement captioned “ Governing Law; Jurisdiction;

Consent to Service of Process; Waiver of Jury Trial” are incorporated herein by reference for all purposes.

17.                               Entirety, Etc.  This Agreement and all of the other Loan Documents embody the entire agreement between the parties.  THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank.  Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date and year first above written.

BORROWER:

LONESTAR RESOURCES AMERICA INC.

By:	/s/ Frank D. Bracken, III
Name:	Frank D. Bracken, III
Title:	Chief Executive Officer

GUARANTORS:

ALBANY SERVICES L L C
AMADEUS PETROLEUM INC.
T-N-T ENGINEERING, INC.

Each By:	/s/ Frank D. Bracken, III
Name:	Frank D. Bracken, III
Title:	President

EAGLEFORD GAS, LLC
EAGLEFORD GAS 2, LLC
EAGLEFORD GAS 3, LLC
EAGLEFORD GAS 4, LLC
EAGLEFORD GAS 5, LLC
EAGLEFORD GAS 6, LLC
EAGLEFORD GAS 7, LLC
EAGLEFORD GAS 8, LLC
EAGLEFORD GAS 10, LLC
LONESTAR OPERATING, LLC
LONESTAR RESOURCES, INC.
POPLAR ENERGY, LLC
LA SALLE EAGLE FORD GATHERING LINE LLC
LONESTAR BR DISPOSAL LLC

Each By:	/s/ Frank D. Bracken, III
Name:	Frank D. Bracken, III
Title:	Chief Executive Officer

Signature Page

ADMINISTRATIVE AGENT/ISSUING BANK:

CITIBANK, N.A.,
as Administrative Agent and Issuing Bank

By:	/s/ Jarrod Bourgeois
Name:	Jarrod Bourgeois
Title:	Senior Vice President

LENDERS:

CITIBANK, N.A., as a Lender

By:	/s/ Jarrod Bourgeois
Name:	Jarrod Bourgeois
Title:	Senior Vice President

Signature Page

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Managing Director

Signature Page

The undersigned is executing this Agreement for the sole purpose of Section 4 hereof.

BOKF, NA dba BANK OF TEXAS, as the Exiting Lender

By:	/s/ Colin Watson
Name:	Colin Watson
Title:	Senior Vice President

Signature Page

COMERICA BANK, as a Lender

By:	/s/ Garrett R. Merrell
Name:	Garrett R. Merrell
Title:	Assistant Vice President

Signature Page

COMPASS BANK, as a Lender

By:	/s/ Kari McDaniel
Name:	Kari McDaniel
Title:	Vice President

Signature Page

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Theresa M. Benson
Name:	Theresa M. Benson
Title:	Authorized Officer

Signature Page

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
Citibank, N.A.	31.875000000%	$159,375,000.00
JPMorgan Chase Bank, N.A.	24.062500000%	$120,312,500.00
ABN AMRO Capital USA LLC	23.437500000%	$117,187,500.00
Comerica Bank	9.375000000%	$46,875,000.00
Barclays Bank PLC	5.625000000%	$28,125,000.00
Compass Bank	5.625000000%	$28,125,000.00
TOTAL	100.000000000%	$500,000,000.00